UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 7, 2014, Coal Valley Resources, Inc. (“CVRI”), a wholly-owned subsidiary of Westmoreland Coal Company (“Company”), entered into an agreement (“Cloud Peak Agreement”) with Cloud Peak Energy Logistics LLC (“CPE Logistics”), a wholly-owned subsidiary of Cloud Peak Energy Inc., in which CPE Logistics paid $37 million to CVRI for CVRI to voluntarily terminate its throughput agreement with Westshore Terminals Limited Partnership (“Westshore”) at its Robert Banks, British Columbia, Canada, export terminal. In connection with the Cloud Peak Agreement, CVRI entered into a related agreement with Westshore to voluntarily terminate its throughput capacity effective as of December 31, 2014. Beginning in January 2015, CVRI will ship all of its Coal Valley mine export tonnage through Ridley Terminals located in Prince Rupert, British Columbia, Canada.

The foregoing summary of the Cloud Peak Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Cloud Peak Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information disclosed in this Item 7.01, including Exhibit 99.1, shall be not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 8, 2014, the Company issued a press release announcing the Cloud Peak Agreement, as described in Item 1.01 of this Form 8-K. The full text of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Agreement between Cloud Peak Energy Logistics LLC and Coal Valley Resources, Inc. dated August 7, 2014

99.1	Press release dated August 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: August 8, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement between Cloud Peak Energy Logistics LLC and Coal Valley Resources, Inc. dated August 7, 2014

99.1	Press release dated August 8, 2014

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